Consolidated Statements of Cash Flows - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Cash flows from (used in) operating activities
Net loss	$ (124,278)	$ (53,531)
Items not affecting cash and cash equivalents
Acquisition-related compensation	4,518	4,876
Amortization of intangible assets	30,128	9,226
Depreciation of property and equipment and lease right-of-use assets	6,355	4,241
Deferred income taxes	(5,958)	(3,159)
Stock-based compensation expense	32,739	8,870
Stock-based compensation impact from replacement awards issued	1,120	0
Unrealized foreign exchange gain	320	475
(Increase)/decrease in operating assets and increase/(decrease) in operating liabilities
Trade and other receivables	(9,177)	2,071
Inventories	(256)	(401)
Other assets	(11,963)	(3,440)
Accounts payable and accrued liabilities	(15,333)	4,180
Income taxes payable	38	(59)
Deferred revenue	(3,991)	(433)
Other long-term liabilities	2,321	300
Net interest income (expense)	353	(1,766)
Total operating activities	(93,064)	(28,550)
Cash flows from (used in) investing activities
Additions to property and equipment	(1,794)	(3,609)
Acquisition of businesses, net of cash acquired	(235,576)	(120,164)
Interest income	2,322	3,480
Total investing activities	(235,048)	(120,293)
Cash flows from (used in) financing activities
Proceeds from exercise of stock options	21,008	3,546
Proceeds from issuance of share capital	952,534	130,933
Proceeds from draw-down of long-term debt	0	30,000
Share issuance costs	(45,319)	(6,893)
Payment of lease liabilities net of incentives and movement in restricted lease deposits	(4,351)	(3,401)
Financing costs	(1,557)	(653)
Total financing activities	922,315	153,532
Effect of foreign exchange rate changes on cash and cash equivalents	1,978	(1,423)
Net increase in cash and cash equivalents during the year	596,181	3,266
Cash and cash equivalents – Beginning of year	210,969	207,703
Cash and cash equivalents – End of year	807,150	210,969
Interest paid	1,025	320
Income taxes paid	$ 147	$ 113